Exhibit 1.1

Execution Version

4,800,000 Shares

CORPORATE OFFICE PROPERTIES TRUST

Common Shares of Beneficial Interest
UNDERWRITING AGREEMENT

October 30, 2014

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Dear Sirs:

1.                                      Introductory.  Corporate Office Properties Trust, a Maryland real estate investment trust (“Company”), proposes to issue and sell to Wells Fargo Securities, LLC (the “Underwriter”) 4,800,000 (“Firm Securities”) of its common shares of beneficial interest (the “Common Shares”), and also proposes to issue and sell to the Underwriter, at the option of the Underwriter, an aggregate of not more than 720,000 additional Common Shares (“Optional Securities”) as set forth below.  The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities.”   The Company and Corporate Office Properties, L.P., a Delaware limited partnership (“Operating Partnership”), hereby agree with the Underwriter as follows:

2.                                      Representations and Warranties of the Company and the Operating Partnership.  The Company and the Operating Partnership jointly and severally represent and warrant to, and agree with, the Underwriter that:

(a)                                 An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (“Act”) (No. 333-190137) relating to the Offered Securities being sold by the Company, including a base prospectus, has been filed with the Securities and Exchange Commission (the “Commission”) under the Act and such registration statement (“registration statement”) became effective upon filing with the Commission.  For purposes of this Agreement, “Effective Time” means the date and time as of which the registration statement became effective upon filing with the Commission.  “Effective Date” with respect to the registration statement means the date of the Effective Time thereof.  The registration statement, as amended at its Effective Time, including all material incorporated by reference therein, pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the registration statement as of its Effective Time pursuant to Rule 430B (“Rule 430B”) under the Act, is hereinafter referred to as a “Registration Statement.”  The base prospectus, together with the final prospectus supplement setting forth the final terms of the offering, sale and plan of distribution of the Offered Securities, as filed with the Commission pursuant to and in accordance with Rule 430B and Rule 424(b) (“Rule 424(b)”) under the Act and as included in the Registration Statement, including all material incorporated by reference in such prospectus, are hereinafter referred to as the “Prospectus.”  The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended or supplemented pursuant to a preliminary prospectus supplement filed with the Commission pursuant to and in accordance with Rule 424(b) and Rule 430B from time to time until the date of the Prospectus is referred to in this Agreement as the “Preliminary Prospectus.”  For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Offered Securities.  “Time of Sale Information” shall mean the Preliminary Prospectus together with the information listed in Schedule I hereto and the free writing prospectuses, if any, each identified in Schedule II hereto.  All references in this Agreement to the Registration Statement, a Preliminary Prospectus, the Prospectus or the Time of Sale Information, or any amendments or supplements to any of the foregoing, shall be deemed to refer to and include any documents included therein or deemed to be incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  The Company meets the requirements for the use of Form S-3 under the Act and the Registration Statement meets the requirements of, and complies in all material respects with, Rule 415(a)(1)(x) under the Act.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the rules and regulations of the Commission under the Act (the “Rules and Regulations”) to be a part of or included in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”) which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

(b)                                 On the Effective Date of the Registration Statement, at the effective time of any amendment to the Registration Statement, and at the time the most recent Annual Report on Form 10-K was filed, and at each deemed effective date (the “deemed effective date”) with respect to the Underwriter pursuant to Rule 430(B)(f)(2) under the Act, the Registration Statement (and with respect to each deemed effective date, the part of the Registration Statement relating to the Offered Securities) complied as to form in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time of filing of each of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) and at the First Closing Date (as hereinafter defined), each of the Preliminary Prospectus and the Prospectus will comply as to form, in all material respects, to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.  The Time of Sale Information does not, and will not at the time of sale of the Offered Securities and at the First Closing Date (as hereinafter defined), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Information based upon written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.  Each Preliminary Prospectus, the Prospectus and Issuer Free Writing Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c)                                  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Act and the Rules and Regulations.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Common Shares or until any earlier date that the Company notified or notifies the Underwriter, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The Company has not made any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.  The Company has retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act.  The Company has taken all actions necessary so that any “road show” (as defined in Rule 433) in connection with the offering of the Offered Securities will not be required to be filed pursuant to the Act.

(d)                                 (A) At the respective times the Registration Statement or any amendments thereto were filed with the Commission, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at any time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163 and (D) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405 (without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405).  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 and the Offered Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on such an “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of the automatic shelf registration statement form.  Any written communication that was an offer relating to the Offered Securities made by the Company or any person acting on its behalf (within the meaning, for this sentence only, of Rule 163(c)) prior to the filing of the Registration Statement has been filed with the Commission in accordance with Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Act provided by Rule 163.

(e)                                  The Prospectus shall incorporate by reference the most recent Annual Report of the Company and the Operating Partnership on Form 10-K filed with the Commission, each Quarterly Report of the Company and the Operating Partnership on Form 10-Q and each Current Report of the Company and the Operating Partnership on Form 8-K filed with the Commission since the filing of the Annual Report.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at

the time they were or hereafter are filed with the Commission, complied and shall comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Prospectus and the Time of Sale Information, at (a) the time the Registration Statement became effective, (b) the earlier of the time the Prospectus was first used and the date and time (the “Applicable Time”) of the first contract of sale of Offered Securities in this offering, and (c) the Closing Date (as hereinafter defined), did not and shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                   The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Operating Partnership is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Offered Securities.

(g)                                  No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction.  No order preventing or suspending the use of the Preliminary Prospectus or the Prospectus has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction.

(h)                                 The Company has been duly organized and is an existing real estate investment trust in good standing under the laws of the State of Maryland, with power and authority as a real estate investment trust to own its properties and conduct its business as described in the Prospectus and the Time of Sale Information; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on (i) the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole, (ii) the issuance or validity of the Offered Securities or (iii) the consummation of any of the transactions contemplated by this Agreement to be performed by the Company and/or the Subsidiaries (individually or collectively, a “Material Adverse Effect”).

(i)                                     Each subsidiary of the Company is listed on Schedule III hereto (each, a “Subsidiary” and collectively the “Subsidiaries”) and has been duly organized and is validly existing as a corporation, limited partnership or other legal entity, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Time of Sale Information; and each Subsidiary is duly qualified to do business as a foreign corporation, limited partnership or other legal entity, as the case may be, in good standing in all other jurisdictions in which such Subsidiary’s ownership or lease of property or the conduct of such Subsidiary’s business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.  The issued and outstanding common and preferred units of limited partnership interest in the Operating Partnership (“Units”) and other equity interests, as the case may be, of each of the other Subsidiaries have been duly authorized and validly issued, are, with respect to corporate Subsidiaries, fully paid and nonassessable and, except as otherwise set forth in the Prospectus and the Time of Sale Information or reflected in the financial statements contained in, or incorporated by reference in, the Prospectus and the Time of Sale Information, are owned beneficially by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction.

(j)                                    Complete and correct copies of the declaration of trust and of the bylaws of the Company, the certificate of limited partnership and agreement of limited partnership of the Operating Partnership and the charter documents, partnership agreements and other organizational documents of the other Subsidiaries, as applicable, and all amendments thereto as have been requested by the Underwriter or its counsel have been delivered to the Underwriter or its counsel.  As of the Closing Date (as hereinafter defined), the partnership agreement of the Operating Partnership, as amended, will have been duly authorized, executed and delivered by the Company, as the general partner and as a limited partner and (assuming it has been duly authorized, executed and delivered by each of the other parties thereto, and is a legal, valid and binding agreement of each such other party) in full force and effect, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefore may be brought and (iii) the provisions of the Delaware Revised Uniform Limited Partnership Act.

(k)                                 The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and the Time of Sale Information.  All of the issued and outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable.  The Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as hereinafter defined), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Registration Statement, the Prospectus and the Time of Sale Information and such descriptions conform to the rights set forth in the instruments defining the same, and at the First Closing Date (as hereinafter defined) and Optional Closing Date (as hereinafter defined), such description will be, complete and accurate in all material respects; the shareholders of the Company have no preemptive rights with respect to the Offered Securities; and, no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.  The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Time of Sale Information and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(l)                                     Except for the Company Registration Rights Agreements (as defined below), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Registration Statement or in any other registration statement filed by the Company under the Act.  Any notices required to be given under the Company Registration Rights Agreements were given and no person with rights thereunder, has exercised any such rights.  The “Company Registration Rights Agreements” shall mean, collectively:  (i) the Amended and Restated Registration Rights Agreement, dated March 16, 1998, of Corporate Office Properties Trust for the benefit of Holders of the Partnership Units and Preferred Units of Corporate Office Properties, L.P. and Holders of Common Shares of

Beneficial Interest of Corporate Office Properties Trust; (ii) the Registration Rights Agreement, dated January 25, 2001, of Corporate Office Properties Trust for the benefit of Barony Trust Limited; and (iii) the Registration Rights Agreement, dated April 7, 2010, of Corporate Office Properties, L.P. and Corporate Office Properties Trust for the benefit of the holders of the 4.25% Exchangeable Senior Notes Due 2030 of Corporate Office Properties, L.P.

(m)                             Except as disclosed in the Time of Sale Information and the Prospectus or as provided in this Agreement, or not disclosed because not material, the Company and its Subsidiaries do not have outstanding, and at the First Closing Date and Optional Closing Date will not have outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any shares of beneficial interest of the Company or other equity interests of any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such shares of beneficial interest or equity interests or any such convertible or exchangeable securities or obligations (except for options issued subsequent to December 31, 2003 under the Company’s established stock option plans), or (C) obligations of the Company or any such Subsidiary to issue any shares of beneficial interest or equity interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.  The form of share certificates to be used to evidence the Common Shares will be in due and proper form and will comply, in all material respects, with all applicable legal requirements.  Other than shares of beneficial interest of the Company issuable (i) upon exercise of share options pursuant to the Company’s stock-based plans for its employees and trustees, (ii) upon the redemption of Units or (iii) upon the exchange of notes issued by the Operating Partnership, no shares of beneficial interest of the Company are reserved for any purpose, except as disclosed in the Prospectus and the Time of Sale Information.

(n)                                 The execution, delivery and performance of this Agreement by the Company and the Operating Partnership, the issuance, offering and sale of the Offered Securities to the Underwriter by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated to be performed by the Company and the Operating Partnership do not (i) require any material governmental license, permit, consent, approval, authorization or other order of, registration, filing or qualification with, any court or governmental body or agency (except such as have been obtained or may be required under the Act and the 1934 Act, securities, blue sky or real estate syndication laws of the various states, the bylaws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the requirements of the New York Stock Exchange, Inc. (“NYSE”)), (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both, would constitute a default under any of the foregoing), or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the charter, declaration of trust, bylaws, partnership agreement or other organizational document of the Company or any of the Subsidiaries or in the performance or observance of any obligation, covenant, agreement or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound or, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order, statute, administrative regulation or decree of any court or any governmental body or agency (foreign or domestic) having jurisdiction over the Company, any of the

Subsidiaries or their respective property, in each case (other than with respect to breaches or violations of the terms of the charter, declaration of trust, bylaws, partnership agreement or other organizational document of the Company or any of the Subsidiaries) except for requirements, liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect.

(o)                                 Each of the Company and the Operating Partnership has full trust or partnership power, as the case may be, to enter into this Agreement, and to carry out all of the terms and provisions hereof to be carried out by them.  This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership, and constitutes a valid and binding agreement of each of the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Underwriter, is enforceable against the Company and the Operating Partnership, in accordance with the terms hereof subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

(p)                                 When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, the Company and each of its Subsidiaries will have good and marketable title in fee simple to all items of real property and valid title to all personal property and assets owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as where the failure to have such title would not result in a Material Adverse Effect or materially and adversely affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary (except in each case liens securing indebtedness of the Company or its Subsidiaries as reflected in its financial statements included in the Prospectus, the Registration Statement and the Time of Sale Information or mortgage indebtedness incurred by the Company or its Subsidiaries in the ordinary course of its business), and any real property and buildings held under lease by the Company or any such Subsidiary will be held under valid, subsisting and enforceable leases, except where the invalidity, non-subsistence or non-enforceability would not result in a Material Adverse Effect or materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus and the Time of Sale Information.  To the knowledge of the Company and the Operating Partnership, except as disclosed in the Prospectus and the Time of Sale Information:  (i) no lessee of any portion of the properties is in material default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the properties except such proceedings or actions that would not have a Material Adverse Effect.

(q)                                 The Company and its Subsidiaries possess adequate certificates, authorities, consents, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, have complied, in all material respects, with the laws, regulations and orders known by them to be applicable to them or their respective businesses and properties and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, consents, authorizations or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(r)                                    No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company is threatened or imminent that might have a Material Adverse Effect.

(s)                                   The Company and its Subsidiaries own, possess, license or can acquire on reasonable terms, adequate trademarks, trade names, licenses, and other rights to inventions, know-how, patents, copyrights, confidential or proprietary information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(t)                                    Except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) to the knowledge of the Company, after due inquiry, neither the Company nor any of the Subsidiaries has violated (i) any Environmental Law (as hereinafter defined) (and the Company and the Subsidiaries are in compliance with all requirements of applicable permits, licenses, approvals or other Authorizations issued pursuant to Environmental Laws), (ii) any provisions of the Employee Retirement Income Security Act of 1974, as amended or (iii) any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder; (B) to the knowledge of the Company, after due inquiry, none of the Company or the Subsidiaries has caused or suffered to occur any Release (as hereinafter defined) of any Hazardous Substance (as hereinafter defined) into the Environment (as hereinafter defined) on, in, under or from any property, and no condition exists on, in, under or adjacent to any property that would reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as hereinafter defined), under any Environmental Law; (C) none of the Company or the Subsidiaries has received any written notice of a material claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any property; (D) none of the Company or any of the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as hereinafter defined) claiming, any material violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any property; and (E) no property now or heretofore owned or leased by the Company or any of the Subsidiaries is included or, to the knowledge of the Company and the Subsidiaries, after due inquiry, proposed for inclusion on, and no property operated by the Company or any of the Subsidiaries, to the knowledge of the Company and the Subsidiaries, is included or proposed for inclusion on, the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Company and the Subsidiaries has actual knowledge that any property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and the Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. § 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 1801, et seq.), and all other foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance.

(u)                                 To the knowledge of the Company none of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the properties was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of them nor any of their trustees, directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, trustee, director, officer or employee.

(v)                                 Except as disclosed in the Prospectus and the Time of Sale Information, after due inquiry, there are no pending actions, suits or proceedings against or, to the knowledge of the Company, affecting the Company, any of its Subsidiaries or any of their respective properties or any of their respective officers or trustees that, if determined adversely to the Company or any of its Subsidiaries or any of their respective officers or trustees, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Offered Securities and/or are required to be described in the Registration Statement or Prospectus; and, to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated, in each case, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or assets; and no contract, statute, regulation or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

(w)                               The consolidated financial statements and schedules and notes thereto of the Company and its consolidated Subsidiaries included in the Registration Statement, the Prospectus and the Time of Sale Information comply in all material respects with the requirements of the Act and the 1934 Act, as applicable, and Item 301 of Regulation S-K promulgated by the Commission and fairly present the financial position of the Company and its consolidated Subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified.  Such financial statements, schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).  The selected financial data set forth under the caption “Selected Financial Data” in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.  No other financial statements (or schedules) of the Company or any predecessor of the Company are required by the Act to be included in the Registration Statement, the Prospectus or the Time of Sale Information.  All “non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission), if any, contained in the Registration Statement, the Prospectus and the Time of Sale Information comply with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.

(x)                                 PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Prospectus and the Time of Sale Information, is an independent registered public accounting firm as required by the Act, the 1934 Act and the Public Company Accounting Oversight Board (United States).

(y)                                 Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Information and prior to the First Closing Date, (i) neither the Company nor any of its Subsidiaries has sustained any material casualty loss, condemnations or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (ii) there has not been any material adverse change, or any development or event that would be reasonably likely to result in a material adverse change, in the condition (financial or otherwise), management, business, properties, prospects, net worth, or results of operations of the Company or any of its Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus and the Time of Sale Information and (iii) except as disclosed in or contemplated by the Prospectus and the Time of Sale Information or otherwise consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(z)                                  The Company is not and the Operating Partnership is not, and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus and the Time of Sale Information, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(aa)                          The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Offered Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(bb)                          The Company has not distributed and, prior to the later of (i) the First Closing Date (as hereinafter defined) and (ii) the completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the Registration Statement or any amendment thereto, the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act and the Rules and Regulations.

(cc)                            Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Time of Sale Information, except as described in the Prospectus and the Time of Sale Information, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business; (2) the Company has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest except in the ordinary course of business consistent with past practices; and (3) there has not been any material change in the capitalization, equity, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, except in each case as described in or contemplated by the Prospectus and the Time of Sale Information.

(dd)                          The Company and each of its Subsidiaries are insured by property, title, casualty and liability insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in Material Adverse Effect, except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks and except as described in or contemplated by the Prospectus and the Time of Sale Information.

(ee)                            No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the equity interest in such Subsidiary held by the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus and the Time of Sale Information or pursuant to the terms of its outstanding securities or a bona fide financing transaction.

(ff)                              The Company and each of its Subsidiaries has filed all foreign, federal, state and local income tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus and the Time of Sale Information or which would not result in a Material Adverse Effect.

(gg)                            Commencing with the Company’s taxable year ended December 31, 1992, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a REIT.  All statements in the Prospectus regarding the Company’s qualification as a REIT are true, complete and correct in all material respects.

(hh)                          Except for the shares of capital stock or other equity interests of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and the Time of Sale Information.

(ii)                                  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets, financial and corporate books and records is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(jj)                                Neither the Company nor any of the Subsidiaries is (i) in breach or violation of its respective declaration of trust, charter, bylaws, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, bond, debenture, note agreement, joint venture or partnership agreement, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound (and there is no event which, whether with or without the giving of notice, or passage of time or both, would constitute a default under any of foregoing), where such default would have a Material Adverse Effect, or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, government body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, where such violation would have a Material Adverse Effect.

(kk)                          Since January 1, 1998, the Company has timely filed all documents required to be filed by it under the 1934 Act.

(ll)                                  No relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the trustees, directors, officers, shareholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Act or the rules of the FINRA to be described in the Registration Statement, the Time of Sale Information and the Prospectus which is not so described.

(mm)                  There are no contracts, agreements, letters of intent, understandings or any other documents relating to the pending acquisition of any real property by the Company or the Operating Partnership that are required to be disclosed in the Prospectus and that are not so disclosed.

(nn)                          The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and, as of the end of the Company’s most recent fiscal quarter, such disclosure controls and procedures were effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Trustees of the Company have been advised of: (i) any material weakness or significant deficiency in the design or operation of internal controls over financial reporting that is reasonably likely to have a material effect on the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting; except as described in the Registration Statement, the Time of Sale Information and the Prospectus, since the first day of the Company’s most recent fiscal year for which audited financial statements are included in the Registration Statement, the Time of Sale Information and the Prospectus, there has been (i) no material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Company’s internal control over financial reporting (whether or not remediated), and (ii) no fraud, whether or not material, involving management or other employees who have a role in the Company’s internal control over financial reporting; and since the end of the Company’s most recently completed fiscal quarter, there have been no changes in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(oo)                          There are no material business relationships or related party transactions involving the Company or any Subsidiary or any other person that are required by the Act or the rules of the FINRA to be described in the Time of Sale Information or the Prospectus and that are not so described in the Time of Sale Information or the Prospectus.

(pp)                          The Company and, to the knowledge of the Company, all of the Company’s trustees or officers, in their capacities as such, are in compliance with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(qq)                          The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(rr)                                Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any trustee, director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use any of the proceeds from the sale of Securities by the Company in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss)                              Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, or employee of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and its Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(tt)                                The interactive data in eXtensible Business Reporting Language included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, which are incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, is accurate and fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(uu)                          No nationally recognized statistical rating organization has (i) imposed (or has informed the Company or the Operating Partnership that it is considering imposing) any condition (financial or otherwise) on the Company’s and the Operating Partnership’s retaining any rating assigned to the Company or the Operating Partnership for the securities of either or (ii) indicated to the Company or the Operating Partnership that it is considering (a) downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of a possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or the Operating Partnership or any securities of either.

3.                                      Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of $26.97 per share, the Firm Securities.

The Company will deliver the Firm Securities, with transfer taxes thereon duly paid, to the Underwriter in book entry form through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter against payment of the purchase price in Federal (same day) funds by wire transfer to an account of the Company at Wells Fargo Bank, N. A. in Baltimore, Maryland, in connection with the closing of such transactions, at the office of Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, at 11:00 A.M., New York time, on November 5, 2014, or at such other time not later than seven full business days thereafter as the Underwriter and the Company determine, such time being herein referred to as the “First Closing Date.”  For purposes of Rule 15c6-1 under the 1934 Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering.  As used herein, “business day” means a day on which the NYSE is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

In addition, upon written notice from the Underwriter given to the Company from time to time (but on not more than two separate occasions) not more than 30 days subsequent to the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day), the Underwriter may purchase all or less than all of the Optional Securities at the per share purchase price (including any accumulated dividends thereon to the related Optional Closing Date (as hereinafter defined) to be paid for the Firm Securities; provided that the purchase price for any Optional Securities shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on such Optional Securities.  The Underwriter shall not be under any obligation to purchase any of the Optional Securities prior to the exercise of such option.  Such Optional Securities shall be purchased for the account of the Underwriter and may be purchased by the Underwriter only for the purpose of covering sales by the Underwriter which exceed the total number of Firm Securities.  No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.  The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Underwriter to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date,” which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Underwriter but shall be not later than five (5) full business days after written notice of election to purchase Optional Securities is given.  The Company will deliver the Optional Securities being purchased, with transfer taxes thereon duly paid, to the Underwriter in book entry form through the facilities of the DTC on each Optional Closing Date for the account of the Underwriter against payment of the purchase price in federal (same day) funds by wire transfer to an account of the Company, in connection with the closing of the transactions, at the above office.  Prior to each Optional Closing Date, the Company will also deliver the form of fully registered global certificate that will be deposited with DTC for the Optional Securities that the Underwriter has agreed to purchase hereunder.

4.                                      Offering by Underwriter.  It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5.                                      Certain Agreements of the Company and the Operating Partnership.  The Company and the Operating Partnership agree with the Underwriter that:

(a)                                 The Company will file the final Prospectus with the Commission pursuant to and in accordance with subparagraph (5) of Rule 424(b) as soon as practicable after the date of this Agreement.  The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b).  The Company will file any Issuer Free Writing Prospectus to the extent required by Rule 433 of the Act.

(b)                                 The Company will advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement as filed or the related Preliminary Prospectus or Prospectus and will not effect such amendment or supplementation without the Underwriter’s consent which shall not be unreasonably withheld.  The Company will prepare and file with the

Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Preliminary Prospectus or Prospectus that may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared or become effective by the Commission as promptly as possible.  The Company will also advise the Underwriter promptly of the effectiveness of the Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)                                  The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof and, if requested by the Underwriter, to confirm such advice in writing, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Registration Statement filed under Rule 462(e) under the Act or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, (iv) the effectiveness of any amendment to the Registration Statement, the transmittal to the Commission for filing of any Prospectus or other supplement or amendment thereto to be filed pursuant to the Act, any request made by the Commission for amending the Registration Statement, for amending or supplementing any preliminary prospectus or the Prospectus or for additional information or (v) the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement, Preliminary Prospectus,  Prospectus or Time of Sale Information untrue or which requires any additions to or changes in the foregoing in order to make the statements therein not misleading.  The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal or lifting thereof as promptly as possible.

(d)                                 At any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act in connection with sales by the Underwriter or dealer, the Company (i) will comply with all requirements imposed upon it by the Act and the 1934 Act to the extent necessary to permit the continuance of sales of or dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, (ii) will not file with the Commission the Preliminary Prospectus or the Prospectus, any amendment or supplement thereto or any amendment to the Registration Statement of which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent which shall not be unreasonably withheld, and (iii) if any event occurs as a result of which the Preliminary Prospectus, Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Preliminary Prospectus or Prospectus to comply with the Act, will promptly notify the Underwriter of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Underwriter’s consent to, nor the Underwriter’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(e)                                  As soon as practicable, but not later than the Availability Date (as hereinafter defined), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act.  For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(f)                                   The Company will furnish, without charge, to the Underwriter copies of each of the Preliminary Prospectus and the Prospectus included in the Registration Statement, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act in connection with sales by the Underwriter or dealer, the Prospectus and all amendments and supplements to such documents (in each case including exhibits thereto), in each case in such quantities as the Underwriter requests.  Unless otherwise agreed to by the Company and the Underwriter, the Preliminary Prospectus and the Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the second business day following the later of the execution and delivery of this Agreement or the Effective Time of the Registration Statement.  All other documents shall be so furnished as soon as available.  The Company will pay the expenses of printing and distributing to the Underwriter all such documents.

(g)                                  The Company will arrange for the registration or qualification of the Offered Securities for offering and sale under the applicable state securities or blue sky laws and real estate syndication laws of such jurisdictions as the Underwriter designates and will continue such registration or qualifications in effect for as long as may be necessary to complete the distribution of the Offered Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(h)                                 During the period of five years hereafter, upon request of the Underwriter, the Company will furnish to the Underwriter, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Underwriter (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the 1934 Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Underwriter may reasonably request.

(i)                                     The Company will pay all costs, fees, taxes and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, including all costs, fees, taxes and expenses incident to (i) the printing, filing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Offered Securities and any amendment thereto, the Preliminary Prospectus, the Prospectus, any Time of Sale Information and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the mailing and delivery to the Underwriter of copies of the foregoing documents, (iii) the fees, expenses and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, printing, issuance and delivery to the Underwriter of any certificates evidencing the Offered Securities, including transfer agent’s and registrar’s fees, (v) the registration or qualification of the Offered Securities under state securities and blue sky laws and the real estate syndication laws of the several states, including filing fees and fees and disbursements of counsel for the Underwriter relating thereto, (vi) the filing fees and disbursement of counsel for the Underwriter solely in connection with the review and clearance of the offering of the Offered Securities by the FINRA relating to the Offered Securities, (vii) the listing of the Offered Securities on the NYSE, (viii) meetings with prospective investors in the Offered Securities (other than shall have been specifically approved by the Underwriter to be paid for by the Underwriter), (ix) advertising approved by the Company relating to the offering of the Offered Securities (other than shall have been specifically approved by the Underwriter to be paid for by the Underwriter) and (x) any transfer taxes imposed on the sale by the Company of the Offered Securities to the Underwriter.  If the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, the Company and the Operating Partnership will reimburse the Underwriter upon demand for all out-of-pocket expenses that are the responsibility of the Company pursuant to this Section 5(i) and that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.  The Company and the Operating Partnership shall not in any event be liable to the Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

(j)                                    The Company and/or the Operating Partnership will apply the net proceeds from the sale of the Offered Securities as set forth under “Use of Proceeds” in the Prospectus and the Time of Sale Information.

(k)                                 The Company will not, at any time, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Offered Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(l)                                     If at any time during the period prior to the Optional Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of the Underwriter, the market price of the Offered Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Underwriter advising the Company to the effect set forth above, forthwith prepare, consult with the Underwriter concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriter, responding to or commenting on such rumor, publication or event.

(m)                             The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Rules and Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Rules and Regulations, except to the extent such filing fees have been paid prior to the date hereof.

(n)                                 The Company will use its best efforts to cause the Offered Securities to be duly authorized for listing by the NYSE prior to the First Closing Date and to maintain the listing of the Offered Securities on the NYSE for a period of two years after the First Closing Date and thereafter unless the Company’s Board of Trustees determines that it is no longer in the best interests of the Company.

(o)                                 During the period beginning on and including the date of this Agreement and continuing through and including the 30th day after the date of this Agreement, the Company and the Operating Partnership will not offer, sell, contract to sell, pledge or otherwise issue or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or the Operating Partnership, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with the meaning of Section 16 of the 1934 Act and the rules and regulations of the Commission promulgated thereunder with respect to any Common Shares or any capital shares of the Company which are substantially similar to Common Shares or any securities convertible into or exercisable, exchangeable or redeemable for Common Shares or any capital shares of the Company which are substantially similar to Common Shares, without the prior written consent of the Underwriter; provided, however, that the foregoing restrictions shall not prohibit the sale of Common Shares to the Underwriter pursuant to this Agreement, and shall not prohibit the Company from (A) issuing Common Shares pursuant to (x) the dividend reinvestment component of the Company’s dividend reinvestment plan as in effect on the date of this Agreement, (y) any of the Company’s employee or trustee benefit plans, including upon exercise of share options granted pursuant thereto, as such plans are in effect on the date of this Agreement or (z) the exercise of contractual rights existing on the date of this Agreement by current and former holders of partnership or other interests in Corporate Office Properties, L.P. which may require or permit (in lieu of a payment in cash) the issuance of Common Shares by the Company, and (B) issuing any securities (the “Acquisition Securities”) convertible into or exercisable, exchangeable or redeemable for Common Shares as consideration for the acquisition of real property, provided, that the Acquisition Securities are not convertible, exercisable, exchangeable or redeemable for or into Common Shares prior to the day following the 30th day after the date of this Agreement, and provided, further, that the Company shall not release, modify or waive the restriction set forth in this clause (B) with respect to the Acquisition Securities without the prior written consent of the Underwriter.  Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the 30-day period referred to above, the Company issues an earnings release or announces material news or a material event relating to the Company occurs or (y) prior to the expiration of such 30-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 30-day period, then the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Underwriter waives such extension in writing.

(p)                                 During the period when the Prospectus is (or but for the exemption in Rule 172 would be) required to be delivered under the Act or the 1934 Act in connection with sales of the Offered Securities, the Company will file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act.

(q)                                 The Company will use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code unless the Company’s Board of Trustees determines that it is no longer in the best interests of the Company to be so qualified.

(r)                                    Each certificate signed by any officer or authorized representative of the Company or any Subsidiary and delivered to the Underwriter or counsel for the Underwriter shall be deemed to be a representation and warranty by the Company or any Subsidiary to the Underwriter as to the matters covered thereby.

(s)                                   The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

(t)                                    The Company will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Underwriter.

6.                                      Conditions of the Obligations of the Underwriter.  The obligations of the Underwriter to purchase and pay for the Firm Securities under this Agreement shall be subject, in the Underwriter’s sole discretion, to the satisfaction of each of the following conditions:

(a)                                 All the representations and warranties of the Company and the Operating Partnership contained in this Agreement and all written statements of officers of the Company and Operating Partnership made pursuant to this Agreement shall be true and correct on the First Closing Date with the same force and effect as if made on and as of the First Closing Date.

(b)                                 The Registration Statement has become effective under the Act; the Issuer Free Writing Prospectus, if any, the Prospectus and any amendment or supplement thereto, as the case may be, shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 of the Act) within the applicable time period prescribed for such filing by such Rule; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the Commission.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened, or, to the knowledge of the Company, after due inquiry, shall be contemplated by the state securities authority of any jurisdiction.

(c)                                  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of the Underwriter, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company and the Operating Partnership by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company and the Operating Partnership (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company or the Operating Partnership has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriter, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; or (viii) any suspension of trading of any securities of the Company and the Operating Partnership on any exchange or in the over-the-counter market.

(d)                                 The Underwriter shall have received an opinion (satisfactory to the Underwriter and its counsel), dated the First Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Company, to the effect that:

(i)                                     The Operating Partnership is validly existing as a limited partnership, in good standing under the Revised Uniform Limited Partnership Act of the State of Delaware, and the Company and each of the Subsidiaries are duly qualified to transact business as foreign corporations, limited partnerships, real estate investment trusts or limited liability companies, as the case may be, and are in good standing under the laws of the respective jurisdictions identified on Schedule III hereto;

(ii)                                  The Operating Partnership has the limited partnership power to own, operate or lease its properties and other assets and conduct the business in which it is engaged or proposes to engage, in each case, as described in the Registration Statement and the Prospectus, and the Operating Partnership has the limited partnership power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

(iii)                               No holders of outstanding shares of beneficial interest of the Company are entitled, to such counsel’s knowledge, to any preemptive or other rights to subscribe for any of the Offered Securities;

(iv)                              The statements set forth under the heading “Description of the Partnership Agreement of Corporate Office Properties, L.P.” in the Time of Sale Information and in the Prospectus, insofar as such statements purport to summarize certain provisions of the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, have been reviewed by such counsel and are correct in all material respects and provide a fair summary of such provisions; and the statements set forth under the heading “Federal Income Tax Matters” in the Time of Sale Information and the Prospectus, insofar as such statements constitute statements of Federal income tax law, descriptions of statutes, rules or regulations, or summaries of the legal matters or proposed legislation referred to therein, have been reviewed by such counsel, are correct in all material respects and provide a fair summary of such provisions;

(v)                                 The execution and delivery of this Agreement has been duly authorized by all necessary action of the Operating Partnership and this Agreement has been duly executed and delivered by the Operating Partnership;

(vi)                              To such counsel’s knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus and are not described therein, and, to the extent described therein, the descriptions thereof are accurate in all material respects and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel’s knowledge, no contract, statute, regulation or other document is required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as an exhibit thereto;

(vii)                           To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriter by the Company pursuant to this Agreement, the execution, delivery and performance of, and compliance with, this Agreement by the Company and the Operating Partnership and the consummation by the Company and the Operating Partnership of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws of the various states in connection with the purchase and distribution of the Offered Securities by the Underwriter, or as may be required under the Act or other securities laws or bylaws and rules of the FINRA, or the listing requirements of the NYSE or such as have been received prior to the date of the opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or passage of time, or both), (x) the partnership agreement of the Operating Partnership, or (y) any document (as in effect on the date of such opinion) listed on Schedule IV hereto (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), (C) violate or conflict with any applicable law, rule or administrative regulation of the United States, the State of New York or the General Corporation Law or Revised Uniform Limited Partnership Act of the State of Delaware, or (D) violate any order or administrative or court decree of which such counsel is aware, except in each case (other than for Section 6(d)(vii)(B)(x) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect;

(viii)                        The Registration Statement is effective under the Act; the Issuer Free Writing Prospectus, if any, the Preliminary Prospectus and the Prospectus has been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act (or in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433 under the Act); and, based on information made available electronically by the Commission, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, are threatened or contemplated by the Commission;

(ix)                              The documents filed pursuant to the 1934 Act and incorporated by reference in the Preliminary Prospectus, the Prospectus and the Time of Sale Information (other than the financial statements, schedules, notes, other financial and accounting data, or statistical data derived from such financial statements, schedules, notes or other financial and accounting data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the applicable requirements of the 1934 Act and the Rules and Regulations;

(x)                                 The Registration Statement, at the time it became effective, and the part of the Registration Statement relating to the Offered Securities, at the deemed effective date, the Prospectus and each amendment and supplement thereto, as of its date and the date hereof, and each Issuer Free Writing Prospectus, on the date of first use (in each case including, but only as of their respective filing dates with the Commission, the documents incorporated by reference therein but not including the financial statements, schedules, notes, other financial and accounting data, or statistical data derived from such financial statements, schedules, notes, or other financial and accounting data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects to the applicable requirements of the Act and the Rules and Regulations;

(xi)                              The Company and the Subsidiaries are not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Preliminary Prospectus, the Prospectus and the Time of Sale Information, will not be required to be, registered as an “investment company” under the Investment Company Act of 1940, as amended; and

(xii)                           To such counsel’s knowledge, there are no contracts or agreements between the Company and any person, other than those that have been complied with, granting such person the right to require the Company to include securities of the Company held by such person with the Offered Securities registered pursuant to the Registration Statement.

In addition, Morgan, Lewis & Bockius LLP shall opine that the Company qualified to be taxed as a REIT pursuant to Sections 856 through 860 of the Code for its taxable years commencing on and after January 1, 1992 and ended December 31, 2013, and that the Company’s current and proposed method of operation as described in the Prospectus and as represented by the Company will enable the Company to continue to satisfy the requirements for qualification and taxation as a REIT for its current and subsequent taxable years.  Also, if the NYSE has approved and authorized the listing of the Offered Securities as of the Closing Date, Morgan, Lewis & Bockius LLP shall confirm that the Offered Securities have been duly authorized for listing, subject to official notice of issuance, on the NYSE.

Further, Morgan, Lewis & Bockius LLP shall state that they have participated in conferences with officers and other representatives of the Company and the Operating Partnership, representatives of the Underwriter and its counsel, and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement, Time of Sale Information and the Prospectus were discussed.  On the basis of the foregoing and the information disclosed to such counsel, but without independent check and verification, and relying as to facts on representations and statements of officers and other representatives of the Company, such counsel confirms to you that no fact has come to the attention of such counsel that has led them to believe that (i) the Registration Statement, on the most recent effective date, pursuant to Rule 430B(f)(2) promulgated under the Act, of the part of the Registration Statement relating to the Offered Securities for purposes of the liability of the Underwriter under Section 11 of the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Time of Sale Information, considered as a whole at the Applicable Time, together with information relating to the number of shares being offered, the pricing information and other information in the Prospectus affected by the number of shares and pricing information, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (it being understood that such counsel does not (a) assume any responsibility for, or pass upon, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information and the Prospectus (except with respect to certain legal matters, as and to the extent set forth in Section 6(d)(iv); (b) express any belief with respect to the financial statements, schedules, notes, other financial and accounting data, or statistical data derived therefrom, contained in the Registration Statement, the Time of Sale Information or the Prospectus; or (c) express any belief with respect to any statement in a document incorporated by reference in the Registration Statement, the Preliminary Prospectus Supplement or the Prospectus, to the extent that, pursuant to Rule 412 promulgated under the Act, such statement is deemed modified or superseded in the Registration Statement, the Preliminary Prospectus Supplement or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided).

In giving its opinion, such counsel shall expressly limit such opinion to matters of Federal, Pennsylvania and New York law and the Revised Uniform Limited Partnership Act of the State of Delaware and the General Corporation Law of the State of Delaware and may rely without independent verification (A) as to all matters of fact, upon certificates and statements of officers, trustees, directors, partners and employees of and accountants for the Company and the Subsidiaries and (B) as to the good standing and qualification of the Company and the Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.  Counsel need express no opinion (i) as to enforceability or (ii) with respect to the requirements of, or compliance with, any state securities or blue sky or real estate syndication laws.

For the purposes of the opinions presented in this Section 6(d), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule V hereto.  References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

(e)                                  The Underwriter shall have received an opinion (satisfactory to the Underwriter and its counsel), dated the First Closing Date, of Saul Ewing LLP, special Maryland law counsel to the Company, to the effect that:

(i)                                     The Company and each of the Subsidiaries are duly formed and validly existing as corporations, real estate investment trusts or limited liability companies, as the case may be, in good standing under the laws of the State of Maryland;

(ii)                                  The Company and each of the Subsidiaries have trust, corporate or limited liability company authority or power, whichever is appropriate, to own, operate or lease their respective properties and other assets and conduct the respective businesses as now conducted or proposed to be conducted, in each case, as described in the Registration Statement and the Prospectus, and the Company has trust power to enter into, execute and perform its obligations under this Agreement;

(iii)                               The Company has an authorized capitalization consisting of 150,000,000 shares of beneficial interest as set forth in the Prospectus; the Offered Securities have been duly authorized for issuance and sale to the Underwriter by the Company pursuant to this Agreement by all necessary trust action and, when issued and delivered against payment of the consideration in accordance with the terms of this Agreement and the resolutions of the Board of Trustees of the Company authorizing their issuance, will be validly issued, fully paid and nonassessable; the authorized shares of beneficial interest of the Company and the Offered Securities conform as to all legal matters in all material respects to all statements and descriptions contained in the Prospectus.  The form of share certificate evidencing the Common Shares complies in all material respects with applicable legal requirements under Maryland law.  The issuance of the Offered Securities is not subject to any preemptive or other similar rights arising under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland or the Company’s declaration of trust or bylaws, as amended to date;

(iv)                              The statements in the Prospectus under the caption “Description of Shares, “ as such statements are modified, amended or superseded by the statements and the documents incorporated by reference into the Prospectus by virtue of the statements contained under the caption “Where You Can Find More Information, “ insofar as such statements constitute matters of law, summaries of legal matters, provisions of the declaration of trust or bylaws of the Company, as amended to date, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly and accurately present and summarize, in all material respects, the matters referred to therein;

(v)                                 The execution, delivery and performance of this Agreement has been duly authorized by all necessary trust action of the Company, and this Agreement has been duly executed and delivered by the Company; and

(vi)                              To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriter by the Company pursuant to this Agreement, the execution and delivery of this Agreement and the performance by the Company of its terms do not and will not (A) require the consent, approval, authorization, or other action by, or filing with, any governmental authority of the State of Maryland, except such as have been obtained and as may be required under state securities or blue sky laws or real estate syndication laws, or (B) conflict with or, result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or the passage of time, or both), the declaration of trust and bylaws, as amended, of the Company, the charter and bylaws of each Subsidiary that is a corporation or the operating agreement of each Subsidiary that is a limited liability company, (C) violate or conflict with any provision of Title 8 of the Corporations and Associations Article of the Annotated Code of the State of Maryland, or (D) conflict with, violate or result in the breach of any judgment, order, writ or decree of any court or governmental authority binding on the Company which is of specific application to the Company of which such counsel is aware, except in each case (other than for Section 6(e)(vi)(B) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect.

In giving its opinion, such counsel may rely without independent verification (A) as to all matters of fact, upon certificates and statements of officers, trustees, directors, partners and employees of and accountants for the Company and the Subsidiaries and (B) as to the good standing and qualification of the Company and the Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.  Counsel need express no opinion (i) as to enforceability or (ii) with respect to the requirements of, or compliance with, any state securities or blue sky or real estate syndication laws.

For the purposes of the opinions presented in this Section 6(e), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule V hereto, other than the Operating Partnership.  References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

(f)                                   The Underwriter shall have received on the First Closing Date an opinion or opinions (satisfactory to the Underwriter and its counsel), dated the First Closing Date, of Karen M. Singer, Esq., General Counsel to the Company, as to the following matters:

(i)                                     The Company and each of the Subsidiaries are validly existing as corporations, limited partnerships, real estate investment trusts or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of formation and are duly qualified and registered to transact business as foreign corporations, limited partnerships or real estate investment trusts or limited liability companies, as the case may be, and are in good standing under the laws of the respective jurisdictions identified on Schedule III hereto where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(ii)                                  The Company and each of the Subsidiaries have trust, corporate or partnership authority or power, whichever is appropriate, to own, operate or lease their respective properties and other assets and conduct the respective businesses in which they are engaged or propose to engage, in each case, as described in the Registration Statement, the Prospectus and the Time of Sale Information, and the Company and the Operating Partnership have trust or partnership power, as the case may be, to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by them;

(iii)                               The issued and outstanding common and preferred units of the Operating Partnership, the issued and outstanding shares of beneficial interest in the Company, and the issued and outstanding membership interests and other equity interests, as the case may be, of each of the other Subsidiaries have been duly authorized and validly issued, are with respect to corporate Subsidiaries, as applicable, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities and, except as otherwise set forth in the Prospectus and the Time of Sale Information, to the knowledge of such counsel, are owned beneficially by the Company free and clear of any perfected security interests or any other security interests, liens, encumbrances, equities or claims, except for security interests, liens, encumbrances, equities or claims pursuant to the terms of a bona fide financing transaction;

(iv)                              To such counsel’s knowledge, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and the descriptions thereof are accurate in all material respects and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and to such counsel’s knowledge no contract, statute, regulation or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required and the descriptions of any such contracts, statutes, regulations or other documents are accurate in all material respects;

(v)                                 To such counsel’s knowledge, the issuance, offering and sale of the Offered Securities to the Underwriter by the Company pursuant to this Agreement, the execution, delivery and performance and the compliance with this Agreement by the Company and the Operating Partnership and the consummation by the Company and the Operating Partnership of the other transactions herein contemplated do not and will not (A) require the consent, approval, authorization, registration, order, filing or qualification of or with any court, regulatory body, administrative agency or other governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or real estate syndication laws of the various states in connection with the purchase and distribution of the Offered Securities by the Underwriter, or as may be required under the Act or other securities laws or bylaws and rules of the FINRA, or the listing requirements of the NYSE or such as have been received prior to the date of the opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (whether with or without the giving of notice or passage of time or both), (x) the declaration of trust and bylaws of the Company, the charter and bylaws of each Subsidiary that is a corporation, the partnership agreement of each Subsidiary that is a partnership or the operating agreement of each Subsidiary that is a limited liability company, (y) any document (as in effect on the date of such opinion) listed on Schedule IV (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), (C) violate or conflict with any applicable law, rule or administrative regulation of the United States, the General Corporation Law or Revised Uniform Limited Partnership Act of the State of Delaware or Title 8 of the Corporations and Associations Article of the Annotated Code of the State of Maryland, or (D) violate any order or administrative or court decree of which such counsel is aware, except in each case (other than for Sections 6(f)(v)(B)(x) and 6(f)(v)(B)(y) above) for requirements, conflicts, breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect;

(vi)                              To the knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective charter, declaration of trust, bylaws, partnership agreement or other organizational document, as the case may be, and, to such counsel’s knowledge, neither the Company nor any of such Subsidiaries is in default in the performance or observance of (and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of the foregoing), any obligation, agreement, covenant or condition contained in any document (as in effect on the date of such opinion) listed on Schedule IV to which the Company or any of such Subsidiaries is a party or by which the Company or any of such Subsidiaries or their respective property is bound (it being understood that such counsel may assume compliance with the financial covenants contained in any such document), except in each case for violations or defaults which in the aggregate are not reasonably expected to have a Material Adverse Effect;

In addition, Karen M. Singer shall make statements similar to those contained in the second and third paragraphs following Section 6(d)(xii) hereto and shall be entitled to limit her opinions to those jurisdictions, qualify her opinion as, and rely on those persons described in the third paragraph following Section 6(d)(xii) described therein.  For the purposes of the opinions presented in this Section 6(f), the term “Subsidiaries” shall include only those subsidiaries that are listed on Schedule VI.

(g)                                  The Underwriter shall have received on the First Closing Date an opinion, dated the First Closing Date, of Clifford Chance US LLP, counsel for the Underwriter, as to the matters referred to in clauses (v) and (x) of Section 6(d) and matters referred to in clauses (iv) (with respect to “Description of Shares” only) and (v) of Section 6(e) and in addition, Clifford Chance US LLP shall make statements similar to those contained in the second and third paragraphs following Section 6(d)(xii) hereto (with respect to Federal, New York, Delaware and Maryland laws only) and shall be entitled to rely on those persons described in the third paragraph following Section 6(d)(xii) and the first paragraph following Section 6(e)(vi) described therein.

(h)                                 The Underwriter shall have received, on each of the date hereof and the First Closing Date, a letter dated the date hereof or the First Closing Date, as the case may be, in form and substance satisfactory to the Underwriter (and its counsel), from PricewaterhouseCoopers LLP, independent public accountants, confirming that they are independent public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder and with respect to the financial and other statistical and numerical information contained in the Registration Statement and containing the information and statements of the type ordinarily included in accountants’ “comfort letters” to the Underwriter with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

At the First Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Underwriter a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the First Closing Date which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the First Closing Date as the case may be.

References to the Registration Statement and the Prospectus in this paragraph (h) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(i)                                     The Company and the Subsidiaries shall not have failed on or prior to the First Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the First Closing Date.

(j)                                    The Underwriter shall have received a certificate, dated the First Closing Date, of Roger A. Waesche, Jr. and Stephen E. Riffee, solely in their capacities as Chief Executive Officer and Chief Financial Officer of the Company to the effect that:

(i)                                     All the representations and warranties of the Company in this Agreement shall be true and correct, on the First Closing Date with the same force and effect as if made on and as of the First Closing Date.  The Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the First Closing Date.

(ii)                                  The Registration Statement has become effective under the Act; the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus shall have been filed with the Commission pursuant to Rule 424(b) (in the case of the Issuer Free Writing Prospectus, to the extent required under Rule 433) within the applicable time period prescribed for such filing by such Rule and prior to the time the Prospectus was distributed to the Underwriter; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Preliminary Prospectus, the Prospectus or the Time of Sale Information or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company’s knowledge, after due inquiry, are contemplated by the Commission; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Information or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or are pending before, or threatened or, to the best of the Company’s knowledge, after due inquiry, are contemplated by the state securities authority of any jurisdiction; and

(iii)                               Subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Information, other than as set forth in or contemplated by the Registration Statement, the Prospectus and the Time of Sale Information (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and prior to the First Closing Date, except for changes of a general nature applicable to all real estate investment trusts investing in commercial office properties, (i) there has not occurred any material adverse change or, to the best knowledge of such persons, any development involving a prospective material adverse change in the condition, financial or otherwise, or the results of operations, business, prospects, management or operations of the Company and the Subsidiaries, taken as a whole, (ii) there has been no casualty loss or condemnation or other adverse event with respect to any of the properties which would be material to the Company and the Subsidiaries, taken as a whole, (iii) there has not been any material adverse change or any development involving a prospective material adverse change in the capitalization, long-term or short-term debt or in the shares of beneficial interest or equity of the Company or any of the Subsidiaries, (iv) except as described in the Preliminary Prospectus, the Prospectus or the Time of Sale Information, neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, which would be material, nor have they entered into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Preliminary Prospectus, the Prospectus and the Time of Sale Information, which would be material, to the Company and its Subsidiaries taken as a whole, and (v) except for regular quarterly distributions on the Offered Securities and other securities issued by the Company, the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its shares of beneficial interest except in the ordinary course of business consistent with such practice.

(k)                                 On or before the First Closing Date, the Underwriter and counsel for the Underwriter shall have received such further certificates, letters, documents, opinions or other information as they may have reasonably requested from the Company for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(l)                                     The Offered Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

(m)                             At the Closing Date, the Underwriter shall have received a letter agreement from certain of the trustees and executive officers of the Company, as listed on Schedule VII hereto, substantially in the form attached hereto as Exhibit A.

The obligation of the Underwriter to purchase and pay for any Optional Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities (except that all references to the Firm Securities and the First Closing Date shall be deemed to refer to such Optional Securities and the related Optional Closing Date, respectively), including, without limitation:

(a)                                 A certificate, dated such Optional Closing Date, of the Chief Executive Officer, President or a Vice President and the chief financial or chief accounting officers of the Company confirming that the certificates delivered at the First Closing Date pursuant to Section 6 hereof remain true and correct in all material respects as of such Optional Closing Date.

(b)                                 An opinion of Morgan, Lewis & Bockius LLP in form and substance satisfactory to the Underwriter and its counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(c)                                  An opinion of Saul Ewing LLP in form and substance satisfactory to the Underwriter and its counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof.

(d)                                 An opinion of Karen M. Singer, Esq. in form and substance reasonably satisfactory to the Underwriter and its counsel, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(f) hereof.

(e)                                  An opinion of Clifford Chance US LLP, counsel for the Underwriter, dated such Optional Closing Date, relating to the Optional Securities to be purchased on such Optional Closing Date and otherwise to the same effect as the opinion required by Section 6(g) hereof.

(f)                                   A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to Underwriter and its counsel and dated such Optional Closing Date, substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 6(h) hereof, dated not more than five (5) days prior to such Optional Closing Date.

7.                                      Indemnification and Contribution.  (a)  The Company and the Operating Partnership will jointly and severally indemnify and hold harmless the Underwriter, its affiliates, partners, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto (including the information deemed to be a part of the Registration Statement pursuant to Rule 434 under the Act, if applicable), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Offered Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (b) below by the Underwriter expressly for use in the Preliminary Prospectus, the Prospectus or the Time of Sale Information, as amended or supplemented relating to such Offered Securities.

(b)                                 The Underwriter will indemnify and hold harmless the Company, its trustees and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities, or any amendment or supplement thereto (including the information deemed to be a part of the Registration Statement pursuant to Rule 434 under the Act, if applicable), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus (as amended or supplemented) or any other prospectus relating to the Offered Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as to which the Company shall be entitled to indemnification under this subsection (b) as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Preliminary Prospectus, the Prospectus or the Time of Sale Information furnished by the Underwriter:  the information in the first paragraph and in the first two sentences of the second paragraph under the caption “Underwriting — Price Stabilization and Short Positions.”

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent such omission so to notify the indemnifying party materially prejudices the indemnifying party.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel (unless separate counsel is required due to conflict of interest) or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromises or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Offered Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the

Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions from such offering received by the Underwriter.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  The obligations of the Company and the Operating Partnership under this Section 7 shall be in addition to any liability which the Company and the Operating Partnership may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 7 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer of the Company who signed the Registration Statement, trustee of the Company and to each person, if any, who controls the Company within the meaning of the Act.

8.                                      [Reserved]

9.                                      Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or trustees or any controlling person, and will survive delivery of and payment for the Offered Securities.  If for any reason the purchase of the Offered Securities by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriter pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.  If the purchase of the Offered Securities by the Underwriter is not consummated for any reason, other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriter for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Offered Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

10.                               Notices.  All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department, Facsimile (212) 214-5918), with a copy to Clifford Chance US LLP, 31 West 52nd Street, New York, NY, 10019, Facsimile (212) 878-8375, Attention:  Larry P. Medvinsky, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Corporate Office Properties Trust, 6711 Columbia Gateway Drive, Suite 300, Columbia, MD 21046, Facsimile (443) 285-7652, Attention:  Karen M. Singer, with a copy to Morgan, Lewis & Bockius, LLP, 1701 Market Street, Philadelphia, PA 19103-2921, Facsimile (215) 963-5001, Attention:  Justin W. Chairman; provided, however, that any notice to the Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to the Underwriter.

11.                               Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and trustees and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12.                               Absence of Fiduciary Relationship.  The Company acknowledges and agrees that:

(a)                                 the Underwriter has been retained solely to act as underwriter in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriter has advised or is advising the Company on other matters;

(b)                                 the price of the Offered Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Underwriter, and the Company is capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)                                  it has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)                                 it waives, to the fullest extent permitted by law, any claims it may have against the Underwriter for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriter shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including shareholders, employees or creditors of the Company.

13.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14.                               Applicable Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15.                               Trial by Jury.  The Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Page Follows]

If the foregoing is in accordance with the Underwriter’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

Very truly yours,

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer

CORPORATE OFFICE PROPERTIES, L.P.

By:	CORPORATE OFFICE PROPERTIES TRUST,
its sole general partner

	By:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

SCHEDULE I

Total Number of Shares	4,800,000

Public Offering Price Per Share	Variable

SCHEDULE II

FREE WRITING PROSPECTUS

None

SCHEDULE III

SUBSIDIARIES

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Corporate Office Properties Trust	Maryland	PA

Business Trusts

W&M Business Trust	Maryland
2500 Riva Trust	Maryland
8027 Corporate Drive Business Trust	Maryland
COPT Babcock Business Trust	Maryland	CO
Campbell Boulevard Trust	Maryland
Campbell Boulevard I Business Trust	Maryland
Campbell Boulevard II Business Trust	Maryland
Campbell Corporate Center I-2 Business Trust	Maryland
Corporate Place I Business Trust	Maryland
Corporate Place III Business Trust	Maryland
Corporate Place IV Business Trust	Maryland
Franklin Ridge No. 1 Business Trust	Maryland
Franklin Ridge No. 2 Business Trust	Maryland
Franklin Ridge No. 3 Business Trust	Maryland
Franklin Ridge No. 4 Business Trust	Maryland
Franklin Ridge V Business Trust	Maryland
Franklin Ridge Open Space Business Trust	Maryland
Lot 401 Business Trust	Maryland
McLean Ridge I Business Trust	Maryland
McLean Ridge II Business Trust	Maryland
McLean Ridge III Business Trust	Maryland
McLean Ridge IV Business Trust	Maryland
Nottingham Ridge I Business Trust	Maryland
Nottingham Ridge II Business Trust	Maryland
Nottingham Ridge III Business Trust	Maryland
Nottingham Ridge No. 20 Business Trust	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Nottingham Ridge No. 30 Business Trust	Maryland
Philadelphia Road Business Trust	Maryland
Tyler Ridge I Business Trust	Maryland
Tyler Ridge II Business Trust	Maryland
Tyler Ridge II A Business Trust	Maryland
Tyler Ridge II Improvements Business Trust	Maryland
Tyler Ridge III Business Trust	Maryland
Tyler Ridge Water Management Business Trust	Maryland
White Marsh Business Center 2 Business Trust	Maryland
White Marsh Hi-Tech 1 Business Trust	Maryland
White Marsh Hi-Tech 2 Business Trust	Maryland

Limited & General Partnerships

Blue Bell Investment Company, L.P.	Delaware	PA
Colgatedrive Associates, L.P.	Pennsylvania	Maryland
Corporate Center I Limited Partnership	Maryland
Corporate Office Properties, L.P.	Delaware	MD, NJ, PA, VA, AL, DC
Corporate Gateway, L.P.	Delaware	PA
COPT 8000 Potranco, L.P.	Texas
COPT 8030 Potranco, L.P.	Texas
COPT 8100 Potranco, L.P.	Texas
COPT Gateway, LP	DE	PA
COPT Harrisburg, L.P.	Maryland
COPT Pennlyn, L.P.	PA
COPT San Antonio, L.P.	Texas
COPT San Antonio II, L.P.	Texas
COPT SA Technology Center, L.P.	Texas
COPT Sentry Gateway 100, L.P.	Texas
COPT Westpointe 3A, L.P.	Texas
COPT Westpointe 4, L.P.	Texas
Harrisburg Corporate Gateway Partners, L.P.	Delaware	PA
Sandpiper Limited Partnership	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Tyler Ridge Limited Partnership	Maryland
White Marsh Business Center Limited Partnership	Maryland

Corporations

Corporate Office Management, Inc.	Maryland	DE, VA, PA
Corporate Office Properties Holdings, Inc.	Delaware	PA
COPT Acquisitions, Inc.	Delaware	PA, MD, VA, DC, AL, TX
Nottingham Ridge Holding Corp.	Maryland
Nottingham Commons I Holding Corp.	Maryland
Nottingham Commons II Holding Corp.	Maryland

Limited Liability Companies

ASI, LLC	Maryland
Aerotech Manager, LLC	Maryland
Airport Square, LLC	Maryland
Airport Square II, LLC	Maryland
Airport Square IV, LLC	Maryland
Airport Square V, LLC	Maryland
Airport Square X, LLC	Maryland
Airport Square XI, LLC	Maryland
Airport Square XIII, LLC	Maryland
Airport Square XIV, LLC	Maryland
Airport Square XV, LLC	Maryland
Airport Square XIX, LLC	Maryland
Airport Square XX, LLC	Maryland
Airport Square XXI, LLC	Maryland
Airport Square XXII, LLC	Maryland
Airport Square Holdings I, LLC	Delaware	Maryland
Airport Square Holdings VI and VII, LLC	Delaware	Maryland
Airport Square Partners, LLC	Maryland
Airport Square Storms, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

AP#5 Lot A, LLC	Maryland
AP#5 Lot B, LLC	Maryland
AP#5 Lot C, LLC	Maryland
Arundel Preserve #5, LLC	Maryland
Atrium Building, LLC	Maryland
Canton Crossing Retail, LLC	Maryland
Clarks Hundred, LLC	Maryland
Clarks Hundred II, LLC	Maryland
Colorado Land Acquisition, LLC	Colorado
Columbia Equity Finance, LLC	Maryland
Columbia Gateway S-28, L.L.C.	Maryland
Commons Office Research, LLC	Maryland
COMI Investments, LLC	Maryland
Commons Office 6-B, LLC	Maryland
Concourse 1304, LLC	Maryland
COPT Academy Ridge, LLC	Colorado
COPT Aberdeen, LLC	Maryland
COPT Aerotech, LLC	Colorado
COPT AP 9, LLC	Maryland
COPT Arundel Preserve, LLC	Maryland
COPT Baltimore County I, LLC	Maryland
COPT Baltimore County II, LLC	Maryland
COPT Bridge Street Office, LLC	Alabama
COPT CC 1600, LLC	Maryland
COPT CC Bulkhead, LLC	Maryland
COPT CCW I, LLC	Maryland
COPT CCW II, LLC	Maryland
COPT CCW III, LLC	Maryland
COPT CC D1, LLC	Maryland
COPT CC Holding, LLC	Maryland
COPT CC Parking, LLC	Maryland
COPT CC Tower, LLC	Maryland
COPT Chantilly, LLC	Virginia

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

COPT Chantilly II, LLC	Virginia
COPT Chantilly I Manager, LLC	Maryland
COPT Chantilly II Manager, LLC	Maryland
COPT Colgate General, LLC	Delaware	Maryland
COPT Concourse, LLC	Delaware	Maryland
COPT Connect, LLC	Virginia
COPT Cresterra 3535, LLC	Colorado
COPT Cresterra Master, LLC	Colorado
COPT Dahlgren, LLC	Virginia
COPT Dahlgren I, LLC	Virginia
COPT Dahlgren II, LLC	Virginia
COPT Dahlgren IV, LLC	Virginia
COPT Dahlgren Land, LLC	Virginia
COPT Data Management, LLC	Maryland
COPT DC-6, LLC	Delaware	Virginia
COPT DC-8, LLC	Virginia
COPT DC-11, LLC	Virginia
COPT Development & Construction Services, LLC	Maryland	PA, VA, TX, AL, DC
COPT Fairview, LLC	Virginia
COPT-FD Indian Head, LLC	Maryland
COPT Frederick, LLC	Maryland
COPT Gate 63, LLC	Maryland
COPT Gate 6700-6708-6724, LLC	Maryland
COPT Gateway Commerce, LLC	Delaware	Maryland
COPT General, LLC	Maryland
COPT Greens I, LLC	Virginia
COPT Greens II, LLC	Virginia
COPT Greens III, LLC	Virginia
COPT Harbour’s Edge, LLC	Maryland
COPT Harrisburg GP, LLC	Maryland
COPT Hunt Valley GP, LLC	Maryland
COPT Huntsville, LLC	Maryland
COPT Indian Head, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

COPT Interquest, LLC	Colorado
COPT Interquest III, LLC	Colorado
COPT Interquest IV, LLC	Colorado
COPT Interquest Epic I, LLC	Colorado
COPT Interquest Hybrid I, LLC	Colorado
COPT Interquest Hybrid II, LLC	Colorado
COPT-Kirk AP#5, LLC	Maryland
COPT Maritime I & II, LLC	Delaware	DC
COPT McLearen, LLC	Virginia
COPT Newport, LLC	Colorado
COPT Newport C, LLC	Colorado
COPT Newport D, LLC	Colorado
COPT Northcreek, LLC	Colorado
COPT Northgate A, LLC	Maryland
COPT Northgate B, LLC	Maryland
COPT Northgate C, LLC	Maryland
COPT Northgate D, LLC	Maryland
COPT Northgate H, LLC	Maryland
COPT Northgate I, LLC	Maryland
COPT Opportunity Invest I, LLC	Maryland
COPT Powerhouse, LLC	Maryland
COPT Park Meadow, LLC	Virginia
COPT Parkstone, LLC	Virginia
COPT Patriot Park I, LLC	Colorado
COPT Patriot Park II, LLC	Colorado
COPT Patriot Park V, LLC	Colorado
COPT Patriot Park VI, LLC	Colorado
COPT Patriot Park VII, LLC	Colorado
COPT Patriot Park at Galley, LLC	Colorado
COPT Pres Investment, LLC	Maryland
COPT Property Management Services, LLC	Maryland	DC, VA, DE, PA, TX, AL
COPT Renovation, LLC	Maryland
COPT Richmond I, LLC	Virginia

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

COPT Ridgeview I, LLC	Virginia
COPT Ridgeview II & III, LLC	Virginia
COPT Riverwood, LLC	Maryland
COPT San Antonio General, LLC	Texas
COPT Southwest VA, LLC	Virginia
COPT Sunrise, LLC	Virginia
COPT Stonecroft, LLC	Virginia
COPT T-11, LLC	Maryland
COPT Virtru, LLC	Maryland
COPT Waterview I, LLC	Virginia
COPT Waterview III, LLC	Virginia
COPT Westbranch, LLC	Virginia
Cornucopia Holdings, LLC	Maryland
Cornucopia Holdings II, LLC	Maryland
Corporate Center I, LLC	Maryland
Corporate Development Services, LLC	Maryland	VA
Corporate Gatespring, LLC	Maryland
Corporate Gatespring II, LLC	Maryland
Corporate Office Services, LLC	Maryland
Corporate Paragon, LLC	Maryland
Corporate Place B Equity Affiliates, LLC	Maryland
Corporate Property, LLC	Maryland
Crown Point, L.L.C.	Delaware	Maryland
Delaware Airport III, LLC	Delaware	Maryland
Delaware Airport VIII, LLC	Delaware	Maryland
Delaware Airport IX, LLC	Delaware	Maryland
Enterprise Campus Developer, LLC	Maryland
Fifth Exploration, L.L.C.	Maryland
Fourth Exploration, L.L.C.	Maryland
Gateway Crossing 95, LLC	Maryland
Gateway 44, LLC	Maryland
Gateway 67, LLC	Maryland
Gateway 70, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Gateway 70 Holdings, LLC	Maryland
Great Mills I, L.L.C.	Delaware
Great Mills II, L.L.C.	Delaware
Great Mills III, L.L.C.	Delaware
Great Mills IV, L.L.C.	Delaware	Maryland
Great Mills V, L.L.C.	Delaware	Maryland
Harrisburg Investors II, LLC	Delaware
Harrisburg Investors III, LLC	Delaware
Honeyland 108, LLC	Maryland
Huntsville Holdings, LLC	Maryland
Jolly COPT I, LLC	Maryland
Jolly COPT II, LLC	Maryland
LW Redstone Company, LLC	Delaware	AL
Maritime Holdings, LLC	Maryland
M Square Associates, LLC	Maryland
M Square NOAA, LLC	Maryland
M Square 5825, LLC	Maryland
M Square 5850, LLC	Maryland
MOR Forbes, LLC	Maryland
MOR Forbes 2, LLC	Maryland
NBP One, LLC	Maryland
NBP Huff & Puff, LLC	Maryland
NBP Lot 3-A, LLC	Maryland
NBP Retail, LLC	Maryland
NBP 131, LLC	Maryland
NBP 132, LLC	Maryland
NBP 133, LLC	Maryland
NBP 134, LLC	Maryland
NBP 135, LLC	Maryland
NBP 140, LLC	Maryland
NBP 141, LLC	Maryland
NBP 191, LLC	Maryland
NBP 201, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

NBP 201 Holdings, LLC	Maryland
NBP 211, LLC	Maryland
NBP 211 Holdings, LLC	Maryland
NBP 220, LLC	Maryland
NBP 220 Holdings, LLC	Maryland
NBP 221, LLC	Maryland
NBP 300, LLC	Maryland
NBP 302, LLC	Maryland
NBP 304, LLC	Maryland
NBP 306, LLC	Maryland
NBP 308, LLC	Maryland
NBP 310, LLC	Maryland
NBP 312, LLC	Maryland
NBP 314, LLC	Maryland
NBP 316, LLC	Maryland
NBP 318, LLC	Maryland
NBP 320, LLC	Maryland
NBP 322, LLC	Maryland
NBP 324, LLC	Maryland
NBP 410, LLC	Maryland
NBP 420, LLC	Maryland
NBP 430, LLC	Maryland
NBP 520, LLC	Maryland
NBP 540, LLC	Maryland
Northcreek Manager, LLC	Maryland
One Sellner Road, LLC	Maryland
Park Circle Equities, LLC	Maryland
Patriot Park, L.L.C.	Colorado
Patriot Ridge I, LLC	Virginia
Patriot Ridge II, LLC	Virginia
Patriot Ridge Commons, LLC	Virginia
Patriot Ridge Holdings, LLC	Virginia
Patriot Ridge 7770, LLC	Virigina

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Pecan Court L.L.C.	Maryland
Powerloft Holdings, LLC	Delaware
Professional Center I, LLC	Maryland
Professional Center III, LLC	Maryland
Red Cedar Building, LLC	Maryland
Redstone Gateway 1000, LLC	Delaware	AL
Redstone Gateway 1100, LLC	Delaware	AL
Redstone Gateway 1200, LLC	Delaware	AL
Redstone Gateway 6500, LLC	Delaware	AL
Redstone Gateway 7200, LLC	Delaware	AL
RIVA Trustee, LLC	Maryland
Riverwood Business Center Equity Affiliates, LLC	Maryland
Tech Park I, LLC	Maryland
Tech Park II, LLC	Maryland
Tech Park IV, LLC	Maryland
Third Exploration L.L.C.	Maryland
Towerview, LLC	Virginia
TRC Pinnacle Towers, L.L.C.	Virginia
Tyler Ridge I, LLC	Maryland
White Marsh Business Center, LLC	Maryland
White Marsh Professional Center II, LLC	Maryland
WMBC 13A Investment Company, LLC	Maryland
67 Financing LLC	Maryland
110 Thomas Johnson, LLC	Maryland
131 Parkway, LLC	Maryland
132, LLC	Maryland
133 Parkway, LLC	Maryland
134, LLC	Maryland
135 Parkway, LLC	Maryland
141 Parkway, LLC	Maryland
221, LLC	Maryland
302 Sentinel, LLC	Maryland
304 Sentinel, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

306 Sentinel, LLC	Maryland
318 Sentinel, LLC	Maryland
320 Sentinel, LLC	Maryland
322 Sentinel, LLC	Maryland
800 International, LLC	Maryland
849 International, LLC	Maryland
881 Elkridge Landing, LLC	Maryland
900 International, LLC	Maryland
930 International, LLC	Maryland
999 Corporate, LLC	Maryland
1099 Winterson, LLC	Maryland
1190 Winterson, LLC	Maryland
1199 Winterson, LLC	Maryland
1362 Mellon, LLC	Maryland
1460 Dorsey Road, LLC	Maryland
1550 Nursery, LLC	Maryland
2691 Technology, LLC	Maryland
2701 Technology, LLC	Maryland
2711 Technology, LLC	Maryland
2720 Technology, LLC	Maryland
2730 Hercules, LLC	Maryland
2900 Towerview Road, LLC	Virginia
5825 URC Borrower, LLC	Maryland
5850 URC Borrower, LLC	Maryland
6700 Alexander Bell, LLC	Maryland
6711 CG, LLC	Maryland
6711 Gateway, LLC	Maryland
6711 Gateway Funding, LLC	Maryland
6721 Gateway, LLC	Maryland
6721 CGD, LLC	Maryland
6731 CG, LLC	Maryland
6731 Gateway, LLC	Maryland
6741 Gateway, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

6940 CGD, LLC	Maryland
6950 CG, LLC	Maryland
7000 CG, LLC	Maryland
7000 Honeys, LLC	Maryland
7005 Columbia Gateway, LLC	Maryland
7015 Albert Einstein Drive, L.L.C.	Maryland
7130 Columbia Gateway, LLC	Maryland
7150-70 Riverwood, LLC	Maryland
7200 Riverwood, LLC	Maryland
7205 Riverwood, LLC	Maryland
7240 Parkway Drive Enterprises, LLC	Maryland
7318 Parkway Drive Enterprises, LLC	Maryland
7320 Parkway Drive Enterprises, LLC	Maryland
7320 PD, LLC	Maryland
7740 Milestone, LLC	Maryland
7760 Milestone Parkway, LLC	Maryland
7780 Milestone Parkway, LLC	Maryland
7874 Milestone Parkway, LLC	Maryland
7876 Milestone Parkway, LLC	Maryland
7878 Milestone Parkway, LLC	Maryland
7880 Milestone Parkway, LLC	Maryland
8029 Corporate, LLC	Maryland
8110 Corporate, LLC	Maryland
8140 Corporate, LLC	Maryland
8621 RFD, LLC	Maryland
8661 RFD, LLC	Maryland
9690 Deereco Road, LLC	Maryland
9965 Federal Drive, LLC	Colorado
13849 Park Center Road, LLC	Virginia
45310 Abell House, LLC	Maryland

Name	Jurisdiction of Incorporation/Formation	Foreign Qualification

Associations for which a Subsidiary of the Company is “Developer”

White Marsh Business Community Owners’ Association II, Inc.	Maryland
White Marsh Community Owners’ Association, Inc.	Maryland

SCHEDULE IV

MATERIAL DOCUMENTS

Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 7, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

First Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Annual Report on Form 10-K on March 16, 2000).

Second Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated December 21, 1999 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Third Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated September 29, 2000 (filed with the Company’s Post Effective Amendment No. 2 to Form S-3, dated November 1, 2000 (Registration Statement No. 333-71807)).

Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated November 27, 2000 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated January 25, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated April 3, 2001 (filed with the Company’s Current Report on Form 8-K, dated April 4, 2001).

Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated August 30, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 14, 2001 (filed with the Company’s Amended Current Report on Form 8-K dated September 14, 2001).

Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated October 6, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Tenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 29, 2001 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Eleventh Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 15, 2002 (filed with the Company’s Annual Report on Form 10-K on March 27, 2003).

Twelfth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of June 2, 2003 (filed with the Company’s Quarterly Report on Form 10-Q on August 12, 2003).

Thirteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of August 11, 2003 (filed with the Company’s Quarterly Report on Form 10-Q on November 12, 2003).

Fourteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of December 18, 2003 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Fifteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated as of January 31, 2004 (filed with the Company’s Annual Report on Form 10-K on March 11, 2004).

Sixteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 15, 2004 (filed with the Company’s Quarterly Report on Form 10-Q on May 7, 2004).

Seventeenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated September 23, 2004 (filed with the Company’s Current Report on Form 8-K dated September 23, 2004).

Eighteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 18, 2005 (filed with the Company’s Current Report on Form 8-K dated April 22, 2005).

Nineteenth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated July 8, 2005 (filed with the Company’s Current Report on Form 8-K dated July 14, 2005).

Twentieth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated June 29, 2006 (filed with the Company’s Current Report on Form 8-K, dated July 6, 2006).

Twenty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated July 20, 2006 (filed with the Company’s Current Report on Form 8-K, dated July 26, 2006).

Twenty-Second Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated January 9, 2007 (filed with the Company’s Current Report on Form 8-K, dated January 16, 2007).

Twenty-Third Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated April 6, 2007 (filed with the Company’s Current Report on Form 8-K, dated April 12, 2007).

Twenty-Fourth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated November 2, 2007 (filed with the Company’s Current Report on Form 8-K, dated November 5, 2007).

Twenty-Fifth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership, dated December 31, 2008 (filed with the Company’s Current Report on Form 8-K, dated January 5, 2009).

Twenty-Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of Operating Partnership., dated March 4, 2010 (filed with the Company’s Current Report on Form 8-K dated March 10, 2010).

Twenty-Seventh Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated February 3, 2011 (filed with the Company’s Current Report on Form 8-K dated February 9, 2010).

Twenty-Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated September 15, 2011 (filed with the Company’s Current Report on Form 8-K dated September 16, 2011).

Twenty-Ninth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated June 27, 2012 (filed with the Company’s Current Report on Form 8-K dated June 27, 2012).

Thirtieth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated July 16, 2013 (filed with the Company’s Current Report on Form 8-K dated July 19, 2013).

Thirty-First Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. dated September 17, 2013 (filed with the Company’s Current Report on Form 8-K dated September 19, 2013).

Amended and Restated Registration Rights Agreement, dated March 16, 1998, for the benefit of certain shareholders of the Company (filed with the Company’s Quarterly Report on Form 10-Q on August 12, 1998).

Registration Rights Agreement, dated September 28, 1998, for the benefit of certain shareholders of the Company.

Registration Rights Agreement, dated January 25, 2001, for the benefit of Barony Trust Limited (filed with the Company’s Annual Report on Form 10-K on March 22, 2001).

Registration Rights Agreement, dated September 18, 2006, among the Operating Partnership, the Company, Banc of America Securities LLC and J.P. Morgan Securities Inc. (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Registration Rights Agreement, dated April 7, 2010, among the Operating Partnership, the Company, J.P. Morgan Securities Inc. and RBC Capital Markets Corporation (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Registration Rights Agreement, dated May 6, 2013, among the Operating Partnership, the Company, J.P. Morgan Securities LLC and Wells Fargo Securities LLC (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

Indenture, dated as of September 18, 2006, among the Operating Partnership, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

3.50% Exchangeable Senior Notes due 2026 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Indenture, dated as of April 7, 2010, among the Operating Partnership, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

4.25% Exchangeable Senior Notes due 2030 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Indenture, dated as of May 6, 2013, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

3.600% Senior Notes due 2023 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated May 7, 2013).

Common Stock Delivery Agreement, dated as of September 18, 2006, between the Operating Partnership and Corporate Office Properties Trust (filed with the Company’s Current Report on Form 8-K dated September 22, 2006).

Common Stock Delivery Agreement, dated as of April 7, 2010, between the Company and the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated April 16, 2010).

Credit Agreement, dated as of September 1, 2011, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Royal Bank of Canada, Wells Fargo Bank, National Association, Barclays Bank PLC, PNC Bank, National Association, Regions Bank, Manufacturers and Traders Trust Company and SunTrust Bank (filed with the Company’s Current Report on Form 8-K/A on September 1, 2011).

Term Loan Agreement, dated as of September 1, 2011, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Royal Bank of Canada, Barclays Bank PLC, PNC Bank, National Association, Royal Bank of Canada, Wells Fargo Bank, National Association, Regions Bank, Manufacturers and Traders Trust Company, and SunTrust Bank (filed with the Company’s Current Report on Form 8-K/A on September 1, 2011).

Term Loan Agreement, dated as of February 14, 2012, by and among Corporate Office Properties, L.P., Corporate Office Properties Trust, J.P. Morgan Securities LLC, KeyBanc Capital Markets, KeyBank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., PNC Bank, National Association, Royal Bank of Canada and Wells Fargo Bank, National Association (filed with the Company’s Quarterly Report on Form 10-Q on April 27, 2012).

Indenture, dated as of September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated September 19, 2013).

First Supplemental Indenture, dated September 16, 2013, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with Company’s Current Report on Form 8-K dated September 19, 2013).

5.25% Senior Notes due 2024 of the Operating Partnership (filed with the Company’s Current Report on Form 8-K dated September 13, 2013).

Second Supplemental Indenture, dated May 21, 2014, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee (filed with the Company’s Current Report on Form 8-K dated May 27, 2014).

SCHEDULE V

SUBSIDIARIES - MLB OPINION

Corporate Development Services, LLC

Corporate Office Management, Inc.

Corporate Office Properties, L.P.

COPT Property Management Services, LLC

SCHEDULE VI

SUBSIDIARIES — GENERAL COUNSEL OPINION

Airport Square II, LLC

Blue Bell Investment Company, L.P.

Corporate Gatespring, LLC

NBP One, LLC

NBP 131, LLC

NBP 135, LLC

7200 Riverwood, LLC

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SCHEDULE VII

LIST OF TRUSTEES AND OFFICERS SUBJECT TO LOCK-UP PROVISIONS

Thomas F. Brady

Robert L. Denton

Philip L. Hawkins

U.S. Rear Admiral (Ret.) Elizabeth A. Hight

David M. Jacobstein

Steven D. Kesler

C. Taylor Pickett

Richard Szafranski

Roger A. Waesche, Jr.

Stephen E. Budorick

Wayne H. Lingafelter

Stephen E. Riffee

Karen M. Singer

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EXHIBIT A

FORM OF LOCK-UP AGREEMENT

October [•], 2014

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Dear Sirs:

As an inducement to Wells Fargo Securities, LLC (the “Underwriter”) to execute the Underwriting Agreement, pursuant to which an offering (the “Offering”) will be made that is intended to result in an orderly market for common shares of beneficial interest (the “Securities”) of Corporate Office Properties Trust, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that from the date hereof and until 30 days after the date of the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become a party, the undersigned will not offer, sell, contract to sell, pledge or otherwise transfer or dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge, transfer or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Underwriter.  In addition, the undersigned agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on the date hereof and ending 30 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.  Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the 30-day period referred to above, the Company issues an earnings release or announces material news or a material event relating to the Company occurs or (y) prior to the expiration of such 30-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 30-day period, then the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Underwriter waives such extension in writing.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Transactions relating to Securities or other securities acquired in open market transactions after the closing of the Offering will not be subject to this Agreement, provided that no filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent resales of Securities or other securities acquired in such open market transactions (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the 30-day lock-up period).  The transfer of any or all of the Securities owned by the undersigned, either during his or her lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of

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this Agreement, immediate family shall mean any relation by blood, marriage or adoption, not more remote than first cousin), or in connection with a charitable gift, will not be subject to this Agreement, provided, however, that in any such case it shall be a pre-condition to such transfer that (a) the transferee or donee executes and delivers to the Underwriter a lock-up agreement in form and substance satisfactory to the Underwriter, (b) no filing by any party (transferor, transferee, donor or donee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 4, Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the 30-day lock-up period), (c) each party (transferor, transferee, donor or donee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition and (d) the undersigned notifies the Underwriter at least three business days prior to the proposed transfer or disposition.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before November 14, 2014.  The undersigned acknowledges and agrees that whether or not any public offering of Securities actually occurs depends on a number of factors, including market conditions.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

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Very truly yours,

Name:

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